ADOPTION AGREEMENT #003
	NONSTANDARDIZED CODE 401(k) PROFIT SHARING PLAN


The undersigned, Steel Technologies Inc. ("Employer"), by executing this Adoption Agreement, elects to become a participating Employer in the Benefit Actuaries, Inc. Defined Contribution Prototype Plan (basic plan document # 01) by adopting the accompanying Plan and Trust in full as if the Employer were a signatory to that Agreement. The Employer makes the following elections granted under the provisions of the Prototype Plan.

	ARTICLE I
	DEFINITIONS

1.02	TRUSTEE. The Trustee executing this Adoption Agreement is: (Choose (a) or
(b))
[   ]	(a)	A discretionary Trustee. See Section 10.03[A] of the Plan.
[X ]	(b)	A nondiscretionary Trustee. See Section 10.03[B] of the Plan. [Note:
The Employer may not elect Option (b) if a Custodian executes the Adoption
Agreement.]

1.03	PLAN. The name of the Plan as adopted by the Employer is  Steel
Technologies Inc. Retirement Savings Plan.


1.07	EMPLOYEE. The following Employees are not eligible to participate in the
Plan: (Choose (a) or at least one of (b) through (g))
[X ]	(a)	No exclusions.
[    ]	(b)	Collective bargaining employees (as defined in Section 1.07 of the
Plan). [Note: If the Employer excludes union employees from the Plan, the
Employer must be able to provide evidence that retirement
benefits were the subject of good faith bargaining.]
[    ]	(c)	Nonresident aliens who do not receive any earned income (as
defined in Code 911(d)(2)) from the
Employer which constitutes United States source income (as defined in Code 861(a)(3)).
[   ]	(d)	Commission Salesmen.
[   ]	(e)	Any Employee compensated on a salaried basis.
[   ]	(f)	Any Employee compensated on an hourly basis.
[   ]	(g)	(Specify)

Leased Employees. Any Leased Employee treated as an Employee under Section
1.31 of the Plan, is: (Choose (h) or (i))
[X ]	(h)	Not eligible to participate in the Plan.
[    ]	(i)	Eligible to participate in the Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07.
Related Employers. If any member of the Employer's related group (as defined in Section 1.30 of the Plan) executes
a Participation Agreement to this Adoption Agreement, such member's Employees are eligible to participate in this Plan, unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section 1.07.
In addition: (Choose (j) or (k))
[    ]	(j)	No other related group member's Employees are eligible to
participate in the Plan.
[   ]	(k)	The following nonparticipating related group member's Employees are eligible to participate in the Plan unless excluded by reason of an exclusion classification elected under this Adoption Agreement Section
1.07:.


1.12	COMPENSATION.

Treatment of elective contributions. (Choose (a) or (b))
[X ]	(a)	"Compensation" includes elective contributions made by the Employer on the Employee's behalf.
[   ]	(b)	"Compensation" does not include elective contributions.

Modifications to Compensation definition. (Choose (c) or at least one of (d) through (j))
[X ]	(c)	No modifications other than as elected under Options (a) or (b).

[   ]	(d)	The Plan excludes Compensation in excess of $        .

[   ]	(e)	In lieu of the definition in Section 1.12 of the Plan,
Compensation means any earnings reportable as W-2 wages for Federal income tax withholding purposes, subject to any other election under this Adoption Agreement Section 1.12.

[   ]	(f)	The Plan excludes bonuses.
[   ]	(g)	The Plan excludes overtime.
[   ]	(h)	The Plan excludes Commissions.
[   ]	(i)	Compensation will not include Compensation from a related employer
(as defined in Section 1.30 of the Plan) that has not executed a
Participation Agreement in this Plan unless, pursuant to Adoption Agreement
Section 1.07, the Employees of that related employer are eligible to participate in this Plan.
[   ]	(j)	(Specify)  .
If, for any Plan Year, the Plan uses permitted disparity in the contribution or allocation formula elected under Article III, any election of Options (f),
(g), (h) or (j) is ineffective for such Plan Year with respect to any Nonhighly Compensated Employee.

Special definition for matching contributions. "Compensation" for purposes of any matching contribution formula under Article III means: (Choose (k) or
(l) only if applicable)
[X ]	(k)	Compensation as defined in this Adoption Agreement Section 1.12.
[   ]	(l)	(Specify)

Special definition for salary reduction contributions. An Employee's salary reduction agreement applies to his Compensation determined prior to the reduction authorized by that salary reduction agreement, with the following exceptions: (Choose (m) or at least one of (n) or (o), if applicable)
[X ]	(m)	No exceptions.
[   ]	(n)	If the Employee makes elective contributions to another plan maintained by the Employer, the Advisory Committee will determine the amount of the Employee's salary reduction contribution for the
withholding period: (Choose (1) or (2))
[   ]	(1)	After the reduction for such period of elective contributions to the other plan(s).
[   ]	(2)	Prior to the reduction for such period of elective contributions to the other plan(s).
[   ]	(o)	(Specify).

1.17	PLAN YEAR/LIMITATION YEAR.

Plan Year. Plan Year means: (Choose (a) or (b))
[X ]	(a)	The 12 consecutive month period ending every September 30.

[   ]	(b)	(Specify)


Limitation Year. The Limitation Year is: (Choose (c) or (d))
[ X]	(c)	The Plan Year.

[   ]	(d)	The 12 consecutive month period ending every

1.18	EFFECTIVE DATE.

New Plan. The "Effective Date" of the Plan is            .

Restated Plan. The restated Effective Date is October 1, 1996 (provisions related to Atlantic Coil Processing and Loans are effective August 1, 1997).

This Plan is a substitution and amendment of an existing retirement plan(s) originally established August 1, 1993. [Note: See the Effective Date Addendum.]

1.27	HOUR OF SERVICE. The crediting method for Hours of Service is: (Choose
 (a) or (b))
[X ]	(a)	The actual method.
[   ]	(b)	The_____________ equivalency method, except:
[   ]	(1)	No exceptions.
[   ]	(2)	The actual method applies for purposes of: (Choose at least one)
[   ]	(i)	Participation under Article II.
[   ]	(ii)	Vesting under Article V.
[   ]	(iii)	Accrual of benefits under Section 3.06.
[Note: On the blank line, insert "daily," "weekly," "semi-monthly payroll periods" or "monthly."]

1.29 SERVICE FOR PREDECESSOR EMPLOYER. In addition to the predecessor service the Plan must credit by reason of Section 1.29 of the Plan, the Plan credits Service with the following predecessor employer(s):
Mi-Tech Steel Inc. (for Steel Technologies employees), Steel Technologies Inc. (for Mi-Tech Steel Inc. employees) and Atlantic Coil Processing.
Service with the designated predecessor employer(s) applies: (Choose at least one of (a) or (b); (c) is available only in addition to (a) or (b))
[X ]	(a)	For purposes of participation under Article II.
[X ]	(b)	For purposes of vesting under Article V.
[   ]	(c)	Except the following Service:        .
[Note: If the Plan does not credit any predecessor service under this provision, insert "N/A" in the first blank line. The Employer may attach a schedule to this Adoption Agreement, in the same format as this Section 1.29, designating additional predecessor employers and the applicable service crediting elections.]

N/A	1.31 LEASED EMPLOYEES. If a Leased Employee is a Participant in the Plan
and also participates in a plan maintained by the leasing organization:
(Choose (a) or (b))
[   ]	(a)	The Advisory Committee will determine the Leased Employee's
allocation of Employer contributions under Article III without taking into account the Leased Employee's allocation, if any, under the leasing organization's plan.
[    ]	(b)	The Advisory Committee will reduce a Leased Employee's allocation of Employer nonelective contributions (other than designated qualified nonelective contributions) under this Plan by the Leased Employee's allocation under the leasing organization's plan, but only to the extent that allocation is attributable to the Leased Employee's service provided to the Employer. The leasing organization's plan:

[   ]	(1)	Must be a money purchase plan which would satisfy the definition under Section 1.31 of a safe harbor plan, irrespective of whether the safe harbor exception applies.

[   ]	(2)	Must satisfy the features and, if a defined benefit plan, the method of reduction described in an addendum to this Adoption Agreement, numbered
1.31.


	ARTICLE II
	EMPLOYEE PARTICIPANTS
2.01	ELIGIBILITY.
Eligibility conditions. To become a Participant in the Plan, an Employee must satisfy the following eligibility conditions: (Choose (a) or (b) or both;
(c) is optional as an additional election)
[   ]	(a)	Attainment of age     (specify age, not exceeding 21).
[X ]	(b)	Service requirement. (Choose one of (1) through (3))
[X ]	(1)	One Year of Service.
[   ]	(2)	     months (not exceeding 12) following the Employee's Employment
Commencement Date.
[   ]	(3)	One Hour of Service.

[   ]	(c)	Special requirements for non-401(k) portion of plan. (Make
elections under (1) and under (2))
(1)	The requirements of this Option (c) apply to participation in: (Choose at least one of (i) through (iii))
[   ]	(i)	The allocation of Employer nonelective contributions and Participant forfeitures.
[   ]	(ii)	The allocation of Employer matching contributions (including forfeitures allocated as matching contributions).
[   ]	(iii)	The allocation of Employer qualified nonelective contributions.

(2)	For participation in the allocations described in (1), the eligibility conditions are:
(Choose at least one of (i) through (iv))
[   ]	(i)	              (one or two) Year(s) of Service, without an intervening
Break in Service (as described in Section 2.03(A) of the Plan) if the requirement is two Years of Service.
[   ]	(ii)	               months (not exceeding 24) following the Employee's
Employment Commencement Date.
[   ]	(iii)	One Hour of Service.
[   ]	(iv)	Attainment of age                      (Specify age, not exceeding
21).
Plan Entry Date. "Plan Entry Date" means the Effective Date and: (Choose
(d), (e) or (f))
[   ]	(d)	Semi-annual Entry Dates. The first day of the Plan Year and the first day of the seventh month of the Plan Year.
[   ]	(e)	The first day of the Plan Year

[X ]	(f)	(Specify entry dates)   January 1, April 1, July 1 and October 1.
Solely for purposes of employees of Steel Technologies Inc. North Carolina, August 1, 1997 shall be an entry date.

Time of Participation. An Employee will become a Participant (and, if applicable, will participate in the allocations described in Option
(c)(1)), unless excluded under Adoption Agreement Section 1.07, on the Plan Entry Date (if employed on that date): (Choose (g), (h) or (i))
[X ]	(g)	immediately following
[   ]	(h)	immediately preceding
[   ]	(i)	nearest
the date the Employee completes the eligibility conditions described in Options (a) and (b) (or in Option (c)(2) if applicable) of this Adoption Agreement Section 2.01. [Note: The Employer must coordinate the selection of (g), (h) or (i) with the "Plan Entry Date" selection in (d), (e) or (f). Unless otherwise excluded under Section 1.07, the Employee must become a Participant by the earlier of: (1) the first day of the Plan Year beginning after the date the Employee completes the age and service requirements of Code 410(a); or (2) 6 months after the date the Employee completes those requirements.]

Dual eligibility. The eligibility conditions of this Section 2.01 apply to:
(Choose (j) or (k))
[X ]	(j)	All Employees of the Employer, except: (Choose (1) or (2))
[X ]	(1)	No exceptions.
[   ]	(2)	Employees who are Participants in the Plan as of the Effective Date.
[   ]	(k)	Solely to an Employee employed by the Employer after     . If the
Employee was employed by the Employer on or before the specified date, the Employee will become a Participant: (Choose (1), (2) or (3))
[   ]	(1)	On the latest of the Effective Date, his Employment Commencement Date
or the date he attains age                       (not to exceed 21).
[   ]	(2)	Under the eligibility conditions in effect under the Plan prior to the restated Effective Date. If the restated Plan required more than one
Year of Service to participate, the eligibility condition under this Option
(2) for participation in the Code 401(k) arrangement under this Plan is one
Year of Service for Plan Years beginning after December 31, 1988.
[For restated plans only]
[   ]	(3)	(Specify)           .

2.02	YEAR OF SERVICE - PARTICIPATION.
Hours of Service. An Employee must complete: (Choose (a) or (b))
[X ]	(a)	1,000 Hours of Service
[   ]	(b)	                                Hours of Service
during an eligibility computation period to receive credit for a Year of Service. [Note: The Hours of Service requirement may not exceed 1,000.]

Eligibility computation period. After the initial eligibility computation period described in Section 2.02 of the Plan, the Plan measures the eligibility computation period as: (Choose (c) or (d))
[   ]	(c)	The 12 consecutive month period beginning with each anniversary of an Employee's Employment Commencement Date.
[X ]	(d)	The Plan Year, beginning with the Plan Year which includes the first anniversary of the Employee's Employment Commencement Date.

2.03 BREAK IN SERVICE - PARTICIPATION. The Break in Service rule described in Section 2.03(B) of the Plan: (Choose (a) or (b))
[X ]	(a)	Does not apply to the Employer's Plan.

[   ]	(b)	Applies to the Employer's Plan.

2.06	ELECTION NOT TO PARTICIPATE. The Plan: (Choose (a) or (b))
[X ]	(a)	Does not permit an eligible Employee or a Participant to elect not to participate.

[   ]	(b)	Does permit an eligible Employee or a Participant to elect not to participate in accordance with Section 2.06 and with the following rules:
(Complete (1), (2), (3) and (4))
(1)	An election is effective for a Plan Year if filed no later than
                                                              .
(2)	An election not to participate must be effective for at least  Plan
Year(s).
(3)	Following a re-election to participate, the Employee or Participant:
[   ]	(i)	May not again elect not to participate for any subsequent Plan Year.
[   ]	(ii)	May again elect not to participate, but not earlier than the
Plan Year following the Plan Year in which the re-election first was effective.
(4)	(Specify)
Note:  Enter "N/A" if no other rules apply].

	ARTICLE III
	EMPLOYER CONTRIBUTIONS AND FORFEITURES

3.01	AMOUNT.

Part I. [Options (a) through (g)] Amount of Employer's contribution. The Employer's annual contribution to the Trust will equal the total amount of deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions, as determined under this Section
3.01. (Choose any combination of (a), (b), (c) and (d), or choose (e))
[X ]	(a)	Deferral contributions (Code 401(k) arrangement). (Choose (1) or
(2) or both)
[X ]	(1) 	Salary reduction arrangement. The Employer must contribute the amount by which the Participants have reduced their Compensation for the
Plan Year, pursuant to their salary reduction agreements on file with the Advisory Committee. A reference in the Plan to salary reduction contributions is a reference to these amounts.
[   ]	(2) 	Cash or deferred arrangement. The Employer will contribute on behalf of each Participant the portion of the Participant's proportionate share of the cash or deferred contribution which he has not elected to receive in cash. See Section 14.02 of the Plan. The Employer's cash or deferred contribution is the amount the Employer may from time to time deem advisable which the Employer designates as a cash or deferred contribution prior to making that contribution to the Trust.

[X ]	(b)	Matching contributions. The Employer will make matching
contributions in accordance with the formula(s) elected in Part II of this Adoption Agreement Section 3.01.

[X ]	(c)	Designated qualified nonelective contributions. The Employer, in its sole discretion, may contribute an amount which it designates as a qualified nonelective contribution.
[X ]	(d)	Nonelective contributions. (Choose any combination of (1) through (4))

[X ]	(1)	Discretionary contribution. The amount (or additional amount) the
Employer may from time to time deem advisable.
[   ]	(2)	The amount (or additional amount) the Employer may from time to time deem advisable, separately determined for each of the following classifications of Participants:
(Choose (i) or (ii))

[   ]	(i)	Nonhighly Compensated Employees and Highly Compensated
Employees.
[   ]	(ii)	(Specify classifications)
                                           .
Under this Option (2), the Advisory Committee will allocate the amount contributed for each Participant classification in accordance with Part II of
Adoption Agreement Section 3.04, as if the Participants in that classification were the only Participants in the Plan.
[   ]	(3)	                     % of the Compensation of all Participants
under the Plan, determined for the Employer's taxable year for which it makes the contribution. [Note: The percentage selected may not exceed 15%.]
[   ]	(4)	                       % of Net Profits but not more than $        .
[   ]	(e)	Frozen Plan. This Plan is a frozen Plan effective
                            . The Employer will not contribute to the Plan
with respect to any period following the stated date.
Net Profits. The Employer: (Choose (f) or (g))
[X ]	(f)	Need not have Net Profits to make its annual contribution under this
Plan.
[   ]	(g)	Must have current or accumulated Net Profits exceeding $
              to make the following
contributions: (Choose at least one)
[   ]	(1)	Cash or deferred contributions described in Option (a)(2).
[   ]	(2)	Matching contributions described in Option (b), except:
                                                              .
[   ]	(3)	Qualified nonelective contributions described in Option (c).
[   ]	(4)	Nonelective contributions described in Option (d).
The term "Net Profits" means the Employer's net income or profits for any taxable year determined by the Employer upon the basis of its books of account in accordance with generally accepted accounting practices consistently applied without any deductions for Federal and state taxes upon income or for contributions made by the Employer under this Plan or under any other employee benefit plan the Employer maintains. The term "Net Profits"
specifically excludes          . [Note: Enter "N/A" if no exclusions apply.]
If the Employer requires Net Profits for matching contributions and the
Employer does not have sufficient Net Profits under Option (g), it will reduce the matching contribution under a fixed formula on a prorata basis for all Participants. A Participant's share of the reduced contribution will bear the same ratio as the matching contribution the Participant would have received if Net Profits were sufficient bears to the total matching contribution all Participants would have received if Net Profits were sufficient. If more than one member of a related group (as defined in
Section 1.30) execute this Adoption Agreement, each participating member will determine Net Profits separately but will not apply this reduction unless, after combining the separately determined Net Profits, the aggregate Net Profits are insufficient to satisfy the matching contribution liability. "Net Profits" includes both current and accumulated Net Profits.
Part II. [Options (h) through (j)] Matching contribution formula. [Note: If the Employer elected Option (b), complete Options (h), (i) and (j).]  Steel
Technologies Inc. (see attached for the Mi-Tech Steel matching contribution formula)

[X ]	(h)	Amount of matching contributions. For each Plan Year, the Employer's matching contribution is: (Choose any combination of (1), (2), (3), (4) and
(5))
[   ]	(1) 	An amount equal to            % of each Participant's eligible
contributions for the Plan Year.
[   ]	(2) 	An amount equal to       % of each Participant's first tier of
eligible contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan Year:
                                                      .
[X ]	(3)	Discretionary formula.
[X ]	(i)	An amount (or additional amount) equal to a matching percentage the
Employer
from time to time may deem advisable of the Participant's eligible contributions for the Plan Year.
[   ]	(ii)	An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of each tier of the
Participant's eligible contributions for the Plan Year.
[   ]	(4)	An amount equal to the following percentage of each Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:
Number of Years of Service						Matching Percentage




The Advisory Committee will apply this formula by determining Years of Service as follows:
     .

[   ]	(5)	A Participant's matching contributions may not: (Choose (i) or (ii))
[   ]	(i)	Exceed
                                                            .
[   ]	(ii)	Be less than
                                                            .
Related Employers. If two or more related employers (as defined in Section
1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. Note: Separate matching contribution formulas create separate current benefit structures that must satisfy the minimum participation test of Code 401(a)(26).]
[   ]	(i)	Definition of eligible contributions. Subject to the requirements of
Option (j), the term "eligible contributions" means: (Choose any combination of (1) through (3))
[   ]	(1)	Salary reduction contributions.
[   ]	(2)	Cash or deferred contributions (including any part of the
Participant's proportionate share of the cash or deferred contribution which the Employer defers without the Participant's election).
[   ]	(3)	Participant mandatory contributions, as designated in Adoption
Agreement Section 4.01. See Section 14.04 of the Plan.
[   ]	(j)	Amount of eligible contributions taken into account. When
determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply:
(Choose any combination of (1) through (4))
[   ]	(1)	The Advisory Committee will take into account all eligible
contributions credited for the Plan Year.
[   ]	(2)	The Advisory Committee will disregard eligible contributions exceeding
[X ]	(3)	The Advisory Committee will treat as the first tier of eligible contributions, an amount not exceeding:  3% of compensation paid during the applicable allocation period

The subsequent tiers of eligible contributions are: the next 3% of compensation paid during the applicable allocation period

[X ]	(4)	(Specify)  No match to the Canton, Michigan facility of Steel
Technologies Inc.
                                                                       .
Part III. [Options (k) and (l)]. Special rules for Code 401(k)
Arrangement. (Choose (k) or (l), or both, as applicable)
[X ]	(k)	Salary Reduction Agreements. The following rules and restrictions apply to an Employee's salary reduction agreement: (Make a selection under
(1), (2), (3) and (4))
(1)	Limitation on amount. The Employee's salary reduction contributions:
(Choose (i) or at least one of (ii) or (iii))
[   ]	(i)	No maximum limitation other than as provided in the Plan.
[ X]	(ii)	May not exceed   15% of Compensation for the Plan Year, subject to
the annual additions limitation described in Part 2 of Article III and the
402(g) limitation described in Section 14.07 of the Plan.
[   ]	(iii)	Based on percentages of Compensation must equal at least
                                                                    .

(2)	An Employee may revoke, on a prospective basis, a salary reduction agreement: (Choose (i), (ii), (iii) or (iv))
[   ]	(i)	Once during any Plan Year but not later than         of the Plan
Year.
[X ]	(ii)	As of any Plan Entry Date.
[   ]	(iii)	As of the first day of any month.
[   ]	(iv)	(Specify, but must be at least once per Plan Year)
                                                             .
(3)	An Employee who revokes his salary reduction agreement may file a new salary reduction agreement with an effective date: (Choose (i), (ii), (iii)
or (iv))
[   ]	(i)	No earlier than the first day of the next Plan Year.
[X ]	(ii)	As of any subsequent Plan Entry Date.
[   ]	(iii)	As of the first day of any month subsequent to the month in
which he revoked an Agreement.
[   ]	(iv)	(Specify, but must be at least once per Plan Year following the
Plan Year of revocation)
                                .
(4)	A Participant may increase or may decrease, on a prospective basis, his salary reduction percentage or dollar amount: (Choose (i), (ii), (iii) or (iv))
[   ]	(i)	As of the beginning of each payroll period.
[   ]	(ii)	As of the first day of each month.
[X ]	(iii)	As of any Plan Entry Date.
[   ]	(iv)	(Specify, but must permit an increase or a decrease at least once per Plan Year)
                          .

[   ]	(l)	Cash or deferred contributions. For each Plan Year for which the
Employer makes a designated cash or deferred contribution, a Participant may elect to receive directly in cash not more than the following portion
(or, if less, the 402(g) limitation described in Section 14.07 of the Plan) of his proportionate share of that cash or deferred contribution: (Choose (1)
or (2))
[   ]	(1)	All or any portion.
[   ]	(2)	                                        %.

3.04	CONTRIBUTION ALLOCATION. The Advisory Committee will allocate deferral contributions, matching contributions, qualified nonelective contributions and nonelective contributions in accordance with Section 14.06 and the elections under this Adoption Agreement Section 3.04.
Part I. [Options (a) through (d)]. Special Accounting Elections. (Choose whichever elections are applicable to the Employer's Plan)
[ X]	(a)	Matching Contributions Account. The Advisory Committee will
allocate matching contributions to a Participant's: (Choose (1) or (2);
(3) is available only in addition to (1))
[ X]	(1)	Regular Matching Contributions Account.
[    ]	(2)	Qualified Matching Contributions Account.
[   ]	(3)	Except, matching contributions under Option(s) ___________________ of
Adoption Agreement Section 3.01 are allocable to the Qualified Matching
Contributions
Account.

[X ]	(b)	Special Allocation Dates for Salary Reduction Contributions. The
Advisory Committee will allocate salary reduction contributions as of the Accounting Date and as of the following additional allocation dates: each
payroll date                                                   .
[X ]	(c)	Special Allocation Dates for Matching Contributions. The Advisory
Committee will allocate matching contributions as of the Accounting Date and as of the following additional allocation dates:  the last day of each
month                                                              .
[X ]	(d)	Designated Qualified Nonelective Contributions - Definition of
Participant. For purposes of allocating the designated qualified nonelective contribution, "Participant" means: (Choose (1), (2) or (3))
[   ]	(1)	All Participants.
[X ]	(2)	Participants who are Nonhighly Compensated Employees for the Plan
Year.
[   ]	(3)	(Specify)

Part II. Method of Allocation - Nonelective Contribution. Subject to any restoration allocation required under Section 5.04, the Advisory Committee will allocate and credit each annual nonelective contribution (and Participant forfeitures treated as nonelective contributions) to the Employer Contributions Account of each Participant who satisfies the conditions of Section 3.06, in accordance with the allocation method selected under this Section 3.04. If the Employer elects Option (e)(2), Option (g)(2) or Option (h), for the first
3% of Compensation allocated to all Participants, "Compensation" does not include any exclusions elected under Adoption Agreement Section 1.12
(other than the exclusion of elective contributions), and the Advisory
Committee must take into account the Participant's Compensation for the entire Plan Year. (Choose an allocation method under (e), (f), (g) or (h);
(i) is mandatory if the Employer elects (f), (g) or (h); (j) is optional in addition to any other election.)
[X ]	(e)	Nonintegrated Allocation Formula. (Choose (1) or (2))
[X ]	(1)	The Advisory Committee will allocate the annual nonelective
contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the
Plan Year.
[   ]	(2)	The Advisory Committee will allocate the annual nonelective
contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the
Plan Year. For purposes of this Option (2), "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation will not exceed 3% of his Compensation for the Plan Year.
[   ]	(f)	Two-Tiered Integrated Allocation Formula - Maximum Disparity.
First, the Advisory Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation plus
Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (5.7%,
5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i).
The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan
Year.
[   ]	(g)	Three-Tiered Integrated Allocation Formula. First, the Advisory
Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation may not exceed the applicable percentage (5.7%, 5.4% or 4.3%) listed under the Maximum Disparity Table following Option (i). Solely for purposes of the allocation in this first paragraph, "Participant" means, in addition to a Participant who satisfies the requirements of Section 3.06 for the Plan
Year: (Choose (1) or (2))
[   ]	(1)	No other Participant.
[   ]	(2)	Any other Participant entitled to a top heavy minimum allocation under Section 3.04(B), but such Participant's allocation under this Option
(g) will not exceed 3% of his Compensation for the Plan Year.
As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all
 Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Excess Compensation, may not exceed the allocation percentage in the first paragraph.
Finally, the Advisory Committee will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the
 Plan Year bears to the total Compensation of all Participants for the Plan
Year.
[   ]	(h)	Four-Tiered Integrated Allocation Formula. First, the Advisory
Committee will allocate the annual Employer nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Compensation. Solely for purposes of this first tier allocation, a "Participant" means, in addition to any Participant who satisfies the requirements of Section 3.06 for the Plan Year, any other Participant entitled to a top heavy minimum allocation under Section 3.04(B) of the Plan.

As a second tier allocation, the Advisory Committee will allocate the nonelective contributions in the same ratio that each Participant's Excess Compensation for the Plan Year bears to the total Excess Compensation of all Participants for the Plan Year, but not exceeding 3% of each Participant's Excess Compensation.

As a third tier allocation, the Advisory Committee will allocate the annual Employer contributions in the same ratio that each Participant's Compensation plus Excess Compensation for the Plan Year bears to the total Compensation plus Excess Compensation of all Participants for the Plan Year. The allocation under this paragraph, as a percentage of each Participant's Compensation plus Excess Compensation, must not exceed the applicable percentage (2.7%, 2.4% or 1.3%) listed under the Maximum Disparity Table following Option (i).
The Advisory Committee then will allocate any remaining nonelective contributions in the same ratio that each Participant's Compensation for the Plan Year bears to the total Compensation of all Participants for the Plan Year.

[   ]	(i)	Excess Compensation. For purposes of Option (f), (g) or (h),
"Excess Compensation" means Compensation in excess of the following
Integration Level: (Choose (1) or (2))
[   ]	(1)	              % (not exceeding 100%) of the taxable wage base, as
determined under Section 230 of the Social Security Act, in effect on the first day of the Plan Year: (Choose any combination of (i) and (ii) or choose (iii))
[   ]	(i)	Rounded to                                   (but not exceeding
the taxable wage base).

[   ]	(ii)	But not greater than $                                 .
[   ]	(iii)	Without any further adjustment or limitation.
[   ]	(2)	$            [Note: Not exceeding the taxable wage base for the
Plan Year in which this Adoption Agreement first is effective.]

Maximum Disparity Table. For purposes of Options (f), (g) and (h), the applicable percentage is:
Integration Level (as				Applicable Percentages for		Applicable Percentages
percentage of taxable wage base)		 Option (f) or Option (g) 		    for Option
(h)    100% 													5.7%					2.7%

More than 80% but less than 100%				5.4%					2.4%

More than 20% (but not less than $10,001)
and not more than 80%							4.3% 				1.3%

20% (or $10,000, if greater) or less				5.7%					2.7%

[   ]	(j)	Allocation offset. The Advisory Committee will reduce a
Participant's allocation otherwise made under Part II of this Section 3.04 by the Participant's allocation under the following qualified plan(s)
maintained by the Employer:              .

The Advisory Committee will determine this allocation reduction: (Choose (1)
or (2))
[   ]	(1)	By treating the term "nonelective contribution" as including all amounts paid or accrued by the Employer during the Plan Year to the qualified plan(s) referenced under this Option (j). If a Participant under this Plan also participates in that other plan, the Advisory Committee will treat the amount the Employer contributes for or during a Plan Year on behalf of a particular Participant under such other plan as an amount allocated under this Plan to that Participant's Account for that Plan Year. The Advisory Committee will make the computation of allocation required under the immediately preceding sentence before making any allocation of nonelective contributions under this Section 3.04.

[   ]	(2)	In accordance with the formula provided in an addendum to this
Adoption Agreement, numbered 3.04(j).
Top Heavy Minimum Allocation - Method of Compliance. If a Participant's
allocation under this Section 3.04 is less than the top heavy minimum allocation to which he is entitled under Section 3.04(B): (Choose (k) or (l))
[X ]	(k)	The Employer will make any necessary additional contribution to the
Participant's Account, as described in Section 3.04(B)(7)(a) of the Plan.
[   ]	(l)	The Employer will satisfy the top heavy minimum allocation under
the following plan(s) it maintains:         . However, the Employer will
make any necessary additional contribution to satisfy the top heavy minimum allocation for an Employee covered only under this Plan and not under the other plan(s) designated in this Option (l). See Section 3.04(B)(7)(b) of the Plan. If the Employer maintains another plan, the Employer may provide in an addendum to this Adoption Agreement, numbered Section 3.04, any modifications to the Plan necessary to satisfy the top heavy requirements under Code 416.

Related employers. If two or more related employers (as defined in Section
1.30) contribute to this Plan, the Advisory Committee must allocate all
Employer nonelective contributions (and forfeitures treated as nonelective contributions) to each Participant in the Plan, in accordance with the elections in this Adoption Agreement Section 3.04: (Choose (m) or (n))
[    ]	(m)	Without regard to which contributing related group member employs the Participant.
[X ]	(n)	Only to the Participants directly employed by the contributing
Employer. If a Participant receives Compensation from more than one contributing Employer, the Advisory Committee will determine the allocations under this Adoption Agreement Section 3.04 by prorating among the participating Employers the Participant's Compensation and, if applicable, the Participant's Integration Level under Option (i).
3.05	FORFEITURE  ALLOCATION. Subject to any restoration allocation required under Sections 5.04 or 9.14, the Advisory Committee will allocate a
Participant forfeiture in accordance with Section 3.04: (Choose (a) or (b);
(c) and (d) are optional in addition to (a) or (b))
[   ]	(a)	As an Employer nonelective contribution for the Plan Year in which the forfeiture occurs, as if the Participant forfeiture were an additional nonelective contribution for that Plan Year.
[X]	(b)	To reduce the Employer matching contributions and nonelective contributions for the Plan Year: (Choose (1) or (2))
[X ]	(1)	in which the forfeiture occurs.
[   ]	(2)	immediately following the Plan Year in which the forfeiture occurs.
[    ]	(c)	To the extent attributable to matching contributions: (Choose
(1), (2) or (3))
[    ]	(1)	In the manner elected under Options (a) or (b).
[   ]	(2)	First to reduce Employer matching contributions for the Plan Year:
(Choose (i) or (ii))
[   ]	(i)	in which the forfeiture occurs,
[   ]	(ii)	immediately following the Plan Year in which the forfeiture occurs, then as elected in Options (a) or (b).
[   ]	(3)	As a discretionary matching contribution for the Plan Year in which the forfeiture occurs, in lieu of the manner elected under Options (a) or (b).
[   ]	(d)	First to reduce the Plan's ordinary and necessary administrative expenses for the Plan Year and then will allocate any remaining forfeitures in the manner described in Options (a), (b) or (c), whichever applies. If the
Employer elects Option (c), the forfeitures used to reduce Plan expenses:
(Choose (1) or (2))
[   ]	(1)	relate proportionately to forfeitures described in Option (c) and to forfeitures described in Options (a) or (b).
[   ]	(2)	relate first to forfeitures described in Option _________.
Allocation of forfeited excess aggregate contributions. The Advisory Committee will allocate any forfeited excess aggregate contributions (as described in
Section 14.09): (Choose (e), (f) or (g))
[X ]	(e)	To reduce Employer matching contributions for the Plan Year:
(Choose (1) or (2))
[X ]	(1)	in which the forfeiture occurs.
[   ]	(2)	immediately following the Plan Year in which the forfeiture occurs.
[   ]	(f)	As Employer discretionary matching contributions for the Plan
Year in which forfeited, except the Advisory Committee will not allocate these forfeitures to the Highly Compensated Employees who incurred the forfeitures.
[   ]	(g)	In accordance with Options (a) through (d), whichever applies, except the Advisory Committee will not allocate these forfeitures under
Option (a) or under Option (c)(3) to the Highly Compensated Employees who incurred the forfeitures.

3.06	ACCRUAL OF BENEFIT.
Compensation taken into account. For the Plan Year in which the Employee first becomes a Participant, the Advisory Committee will determine the allocation of any cash or deferred contribution, designated qualified nonelective contribution or nonelective contribution by taking into account:
(Choose (a) or (b))
[   ]	(a)	The Employee's Compensation for the entire Plan Year.
[X ]	(b)	The Employee's Compensation for the portion of the Plan Year in which the Employee actually is a Participant in the Plan.
Accrual Requirements. Subject to the suspension of accrual requirements of
Section 3.06(E) of the Plan, to receive an allocation of cash or deferred contributions, matching contributions, designated qualified nonelective contributions, nonelective contributions and Participant forfeitures, if any, for the Plan Year, a Participant must satisfy the conditions described in the following elections: (Choose (c) or at least one of (d) through (f))
[   ]	(c)	Safe harbor rule. If the Participant is employed by the Employer on the last day of the Plan Year, the Participant must complete at least one
Hour of Service for that Plan Year. If the Participant is not employed by the Employer on the last day of the Plan Year, the Participant must complete at least 501 Hours of Service during the Plan Year.
[X ]	(d)	Hours of Service condition. The Participant must complete the following minimum number of Hours of Service during the Plan Year:
(Choose at least one of (1) through (5))
[X ] 	(1)	1,000 Hours of Service.  Applies to nonelective contributions and
QNECs only.
[   ]	(2)	(Specify, but the number of Hours of Service may not exceed 1,000)
                                                               .
[   ]	(3)	No Hour of Service requirement if the Participant terminates employment during the Plan Year on account of: (Choose (i), (ii) or (iii))
[   ]	(i)	Death.
[   ]	(ii)	Disability.
[   ]	(iii)	Attainment of Normal Retirement Age in the current Plan Year or in a prior Plan Year.
[   ]	(4)	                Hours of Service (not exceeding 1,000) if the
Participant terminates employment with the Employer during the Plan Year, subject to any election in Option (3).
[   ]	(5)	No Hour of Service requirement for an allocation of the following contributions:

[   ]	(e)	Employment condition. The Participant must be employed by the
Employer on the last day of the Plan Year, irrespective of whether he satisfies any Hours of Service condition under Option (d), with the following exceptions: (Choose (1) or at least one of (2) through (5))
[   ]	(1)	No exceptions.
[   ]	(2)	Termination of employment because of death.
[   ]	(3)	Termination of employment because of disability.
[   ]	(4)	Termination of employment following attainment of Normal Retirement
Age.
[   ]	(5)	No employment condition for the following contributions:
                                              .
[X ]	(f)	(Specify other conditions, if applicable): Collectively bargained employees at the Canton, Michigan facility of Steel Technologies Inc. are not eligible to receive an allocation of either the Matching Contribution or Nonelective Employer Contribution
Suspension of Accrual Requirements. The suspension of accrual requirements of
Section 3.06(E) of the Plan: (Choose (g), (h) or (i))
[X ]	(g)	Applies to the Employer's Plan.
[   ]	(h)	Does not apply to the Employer's Plan.
[   ]	(i)	Applies in modified form to the Employer's Plan, as described in an addendum to this Adoption Agreement, numbered Section 3.06(E).
Special accrual requirements for matching contributions. If the Plan allocates matching contributions on two or more allocation dates for a Plan
Year, the Advisory Committee, unless otherwise specified in Option (l), will apply any Hours of Service condition by dividing the required Hours of Service on a prorata basis to the allocation periods included in that
Plan Year. Furthermore, a Participant who satisfies the conditions described in this Adoption Agreement Section 3.06 will receive an allocation of matching contributions (and forfeitures treated as matching contributions) only if the Participant satisfies the following additional condition(s): (Choose (j) or at least one of (k)
or (l))
[X ]	(j)	No additional conditions.
[   ]	(k)	The Participant is not a Highly Compensated Employee for the Plan
Year. This Option (k) applies to: (Choose (1) or (2))
[   ]	(1)	All matching contributions.
[   ]	(2)	Matching contributions described in Option(s) __________ of
Adoption Agreement Section 3.01.
[   ]	(l)	(Specify)
                                                                     .

3.15	MORE THAN ONE PLAN LIMITATION. If the provisions of Section 3.15 apply, the Excess Amount attributed to this Plan equals: (Choose (a), (b) or (c))
[   ]	(a)	The product of:
(i)	the total Excess Amount allocated as of such date (including any amount which the Advisory Committee would have allocated but for the limitations
of Code 415), times (ii)	the ratio of (1) the amount allocated to the
Participant as of such date under this Plan divided by (2) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Code 415).
[X ]	(b)	The total Excess Amount.
[   ]	(c)	None of the Excess Amount.

3.18	DEFINED BENEFIT PLAN LIMITATION.
Application of limitation. The limitation under Section 3.18 of the Plan:
(Choose (a) or (b))
[   ]	(a)	Does not apply to the Employer's Plan because the Employer does not maintain and never has maintained a defined benefit plan covering any
Participant in this Plan.
[X ]	(b)	Applies to the Employer's Plan. To the extent necessary to satisfy the limitation under Section 3.18, the Employer will reduce: (Choose (1) or
(2))
[   ]	(1)	The Participant's projected annual benefit under the defined benefit plan under which the Participant participates.
[X ]	(2)	Its contribution or allocation on behalf of the Participant to the defined contribution plan under which the Participant participates and then, if necessary, the Participant's projected annual benefit under the defined benefit plan under which the Participant participates.

[Note: If the Employer selects (a), the remaining options in this Section
3.18 do not apply to the Employer's Plan.]
Coordination with top heavy minimum allocation. The Advisory Committee will apply the top heavy minimum allocation provisions of Section 3.04(B) of the
Plan with the following modifications: (Choose (c) or at least one of (d)
or (e))
[X ]	(c)	No modifications.
[   ]	(d)	For Non-Key Employees participating only in this Plan, the top heavy minimum allocation is the minimum allocation described in Section
3.04(B) determined by substituting _________% (not less than 4%) for "3%," except: (Choose (i) or (ii))
[   ]	(i)  No exceptions.
[   ]	(ii) Plan Years in which the top heavy ratio exceeds 90%.
[   ]	(e)	For Non-Key Employees also participating in the defined benefit plan, the top heavy minimum is: (Choose (1) or (2))
[   ]	(1)	5% of Compensation (as determined under Section 3.04(B) or the
Plan) irrespective of the contribution rate of any Key Employee, except:
(Choose (i) or (ii))
[   ]	(i)  No exceptions.
[   ]	(ii) Substituting "7%" for "5%" if the top heavy ratio does not exceed 90%.
[   ]	(2)	0%. [Note: The Employer may not select this Option (2) unless the defined benefit plan satisfies the top heavy minimum benefit requirements of Code 416 for these Non-Key Employees.]

Actuarial Assumptions for Top Heavy Calculation. To determine the top heavy ratio, the Advisory Committee will use the following interest rate and mortality assumptions to value accrued benefits under a defined benefit plan:
                                           .

If the elections under this Section 3.18 are not appropriate to satisfy the limitations of Section 3.18, or the top heavy requirements under Code 416, the Employer must provide the appropriate provisions in an addendum to this Adoption Agreement.

	ARTICLE IV
	PARTICIPANT CONTRIBUTIONS

4.01	PARTICIPANT NONDEDUCTIBLE CONTRIBUTIONS. The Plan: (Choose (a) or (b);
(c) is available only with (b))
[ X]	(a)	Does not permit Participant nondeductible contributions.
[   ]	(b)	Permits Participant nondeductible contributions, pursuant to
Section 14.04 of the Plan.
[   ]	(c)	The following portion of the Participant's nondeductible
contributions for the Plan Year are mandatory contributions under Option (i)
(3) of Adoption Agreement Section 3.01: (Choose (1) or (2))
[   ]	(1)	The amount which is not less than:
                              .
[   ]	(2)	The amount which is not greater than:
                                .

Allocation dates. The Advisory Committee will allocate nondeductible contributions for each Plan Year as of the Accounting Date and the following additional allocation dates: (Choose (d) or (e))
[   ]	(d)	No other allocation dates.
[   ]	(e)	(Specify)
                                      .
As of an allocation date, the Advisory Committee will credit all nondeductible contributions made for the relevant allocation period. Unless otherwise specified in (e), a nondeductible contribution relates to an allocation period only if actually made to the Trust no later than 30 days after that allocation period ends.
4.05	PARTICIPANT  CONTRIBUTION - WITHDRAWAL/DISTRIBUTION. Subject to the
restrictions of Article VI, the following distribution options apply to a Participant's Mandatory Contributions Account, if any, prior to his
Separation from Service: (Choose (a) or at least one of (b) through (d))
[   ]	(a)	No distribution options prior to Separation from Service.
[   ]	(b)	The same distribution options applicable to the Deferral
Contributions Account prior to the Participant's Separation from Service, as elected in Adoption Agreement Section 6.03.
[   ]	(c)	Until he retires, the Participant has a continuing election to receive all or any portion of his Mandatory Contributions Account if:
(Choose (1) or at least one of (2) through (4))
[   ]	(1)	No conditions.
[   ]	(2)	The mandatory contributions have accumulated for at least
          Plan Years since the
Plan Year for which contributed.
[   ]	(3)	The  Participant  suspends  making  nondeductible  contributions
for  a  period of                            months.
[   ]	(4)	(Specify)
                                                                           .

[   ]	(d)	(Specify)
                                                                         .


	ARTICLE V
	TERMINATION OF SERVICE - PARTICIPANT VESTING
5.01	NORMAL RETIREMENT. Normal Retirement Age under the Plan is: (Choose
(a) or (b))
[X ]	(a)	 65 except that age 60 will be the Normal Retirement Age solely for purposes of amounts transferred from the Atlantic Coil Processing Profit
Sharing - 401(k) Plan        [State age, but may not exceed age 65].

[   ]	(b)	The later of the date the Participant attains     (_____) years
of age or the        (_____) anniversary of the first day of the Plan Year in
which the Participant commenced participation in the Plan. [The age selected may not exceed age 65 and the anniversary selected may not exceed the 5th.]
5.02 PARTICIPANT DEATH OR DISABILITY. The 100% vesting rule under Section
5.02 of the Plan: (Choose (a) or choose one or both of (b) and (c))
[   ]	(a)	Does not apply.
[X ]	(b)	Applies to death.
[X ]	(c)	Applies to disability.

5.03	VESTING SCHEDULE.
Deferral Contributions Account/Qualified Matching Contributions Account/ Qualified Nonelective Contributions Account/Mandatory Contributions Account.
A Participant has a 100% Nonforfeitable interest at all times in his
Deferral Contributions Account, his Qualified Matching Contributions Account, his Qualified Nonelective Contributions Account and in his Mandatory Contributions Account.Regular Matching Contributions Account/Employer Contributions Account. With respect to a Participant's Regular Matching Contributions Account and Employer Contributions Account, the Employer
elects the following vesting schedule: (Choose (a) or (b); (c) and (d) are available only as additional options)
[   ]	(a) 	Immediate vesting. 100% Nonforfeitable at all times. [Note: The
Employer must elect Option (a) if the eligibility conditions under Adoption Agreement Section 2.01(c) require 2 years of service or more than 12 months of employment.]

[X ]	(b) 	Graduated Vesting Schedules.  *See Attachment A for additional schedule.
	Top Heavy Schedule
 (Mandatory)

  Years of	Nonforfeitable
  Service 	  Percentage

Less than 1 						        	0%
 			1 							0%
	   2 							0%
 			3 							100%
		 	4 					  100%
    5							100%
6 or more				 		100%

	Non Top Heavy Schedule
	(Optional)

  Years of	Nonforfeitable
  Service 	  Percentage

Less than 1 					0%
		1 				    	0%
2 					        0%
3 					        0%
4 					        0%
5 					 100%
6 					 100%
7 or more 				100%

[   ]	(c)	Special vesting election for Regular Matching Contributions Account.
In lieu of the election under Options (a) or (b), the Employer elects the following vesting schedule for a Participant's Regular Matching
Contributions Account: (Choose (1) or (2))
[   ]	(1)	100% Nonforfeitable at all times.
[   ]	(2)	In accordance with the vesting schedule described in the addendum to this Adoption Agreement, numbered 5.03(c). [Note: If the Employer elects this Option (c)(2), the addendum must designate the applicable vesting schedule(s) using the same format as used in Option (b).] [Note:
Under Options (b) and (c)(2), the Employer must complete a Top Heavy Schedule which satisfies Code 416. The Employer, at its option, may complete a Non
Top Heavy Schedule. The Non Top Heavy Schedule must satisfy Code 411(a)(2).
Also see Section 7.05 of the Plan.]
[X ]	(d)	The Top Heavy Schedule under Option (b) (and, if applicable, under
Option (c)(2)) applies: (Choose (1) or (2))
[X ]	(1)	Only in a Plan Year for which the Plan is top heavy.

[   ]	(2)	In the Plan Year for which the Plan first is top heavy and then in all subsequent Plan Years. [Note: The Employer may not elect Option (d) unless it has completed a Non Top Heavy Schedule.]

Minimum vesting. (Choose (e) or (f))
[X ]	(e)	The Plan does not apply a minimum vesting rule.
[   ]	(f)	A  Participant's  Nonforfeitable  Accrued  Benefit  will  never  be
less  than  the lesser of $      or his entire Accrued Benefit, even if the
application of a graduated vesting schedule under Options (b) or (c) would result in a smaller Nonforfeitable Accrued Benefit.

Life Insurance Investments. The Participant's Accrued Benefit attributable to insurance contracts purchased on his behalf under Article XI is:
(Choose (g) or (h))
[   ]	(g)	Subject to the vesting election under Options (a), (b) or (c).
[   ]	(h)	100% Nonforfeitable at all times, irrespective of the vesting election under Options (b) or (c)(2).

5.04 CASH-OUT DISTRIBUTIONS TO PARTIALLY-VESTED PARTICIPANTS/
RESTORATION OF FORFEITED ACCRUED BENEFIT. The deemed cash-out rule described in Section 5.04(C) of the Plan: (Choose (a) or (b))
[   ]	(a)	Does not apply.
[X ]	(b)	Will apply to determine the timing of forfeitures for 0% vested
Participants. A Participant is not a 0% vested Participant if he has a
Deferral Contributions Account.
5.06	YEAR OF SERVICE - VESTING.
Vesting computation period. The Plan measures a Year of Service on the basis of the following 12 consecutive month periods: (Choose (a) or (b))
[X ]	(a)	Plan Years.
[   ]	(b)	Employment Years. An Employment Year is the 12 consecutive month period measured from the Employee's Employment Commencement Date and each successive 12 consecutive month period measured from each anniversary of that Employment Commencement Date.

Hours of Service. The minimum number of Hours of Service an Employee must complete during a vesting computation period to receive credit for a Year of
Service is: (Choose (c) or (d))
[X ]	(c)	1,000 Hours of Service.
[   ]	(d)	               Hours of Service. [Note: The Hours of Service
requirement may not exceed 1,000.]
5.08	INCLUDED YEARS OF SERVICE - VESTING. The Employer specifically excludes the following Years of Service: (Choose (a) or at least one of
(b) through (e))
[   ]	(a)	None other than as specified in Section 5.08(a) of the Plan.
[   ]	(b)	Any Year of Service before the Participant attained the age of
                      (_____). [Note: The age selected may not exceed age 18.
[   ]	(c)	Any Year of Service during the period the Employer did not maintain this Plan or a predecessor plan.
[X ]	(d)	Any Year of Service before a Break in Service if the number of consecutive Breaks in Service equals or exceeds the greater of 5 or the aggregate number of the Years of Service prior to the Break. This exception applies only if the Participant is 0% vested in his Accrued Benefit derived from Employer contributions at the time he has a Break in Service.
Furthermore, the aggregate number of Years of Service before a Break in
Service do not include any Years of Service not required to be taken into account under this exception by reason of any prior Break in Service.

[   ]	(e)	Any Year of Service earned prior to the effective date of ERISA if the Plan would have disregarded that Year of Service on account of an Employee's Separation from Service under a Plan provision in effect and adopted before January 1, 1974.

	ARTICLE VI
	TIME AND METHOD OF PAYMENTS OF BENEFITS

Code 411(d)(6) Protected Benefits. The elections under this Article VI may not eliminate Code 411(d)(6) protected benefits. To the extent the elections would eliminate a Code 411(d)(6) protected benefit, see Section 13.02 of the Plan. Furthermore, if the elections liberalize the optional forms of benefit under the Plan, the more liberal options apply on the later of the adoption date or the Effective Date of this Adoption Agreement.

6.01	TIME OF PAYMENT OF ACCRUED BENEFIT.
Distribution date. A distribution date under the Plan means ninety days following termination unless the participant has reached his Normal Retirement Age or has reached age 55 and 10 years of service, in which case his distribution date shall be as soon as practical after his Separation
from Service.          . [Note: The Employer must specify the appropriate
date(s). The specified distribution dates primarily establish annuity starting dates and the notice and consent periods prescribed by the Plan.
The Plan allows the Trustee an administratively practicable period of time to make the actual distribution relating to a particular distribution date.]

Nonforfeitable Accrued Benefit Not Exceeding $3,500. Subject to the
limitations of Section 6.01(A)(1), the distribution date for distribution of a Nonforfeitable Accrued Benefit not exceeding $3,500 is: (Choose (a),
(b), (c), (d) or (e))
[   ]	(a)     of the Plan Year beginning after the Participant's Separation from Service.
[X ]	(b)	 ninety days  following the Participant's Separation from Service.
[   ]	(c)     of the Plan Year after the Participant incurs
Break(s) in Service (as defined in Article V).
[   ]	(d)   following the Participant's attainment of Normal Retirement Age,
but not earlier than                                          days following
his Separation from Service.
[X ]	(e)	(Specify)  If the Participant separates from service on or after his
Normal Retirement Age or the date he reaches age 55 and 10 years of service, his distribution date shall be as soon as practical after he
separates from service.                                               .

Nonforfeitable Accrued Benefit Exceeds $3,500. See the elections under
Section 6.03.

Disability. The distribution date, subject to Section 6.01(A)(3), is:
(Choose (f), (g) or (h))
[X ]	(f)	 as soon as administratively feasible after the Participant
terminates employment because of disability.
[   ]	(g)	The same as if the Participant had terminated employment without disability.
[   ]	(h)	(Specify)
                                                          .
Hardship. (Choose (i) or (j))
[X ]	(i)	The Plan does not permit a hardship distribution to a Participant who has separated from Service.
[   ]	(j)	The Plan permits a hardship distribution to a Participant who has separated from Service in accordance with the hardship distribution policy stated in:  (Choose (1), (2) or (3))
[   ]	(1)	Section 6.01(A)(4) of the Plan.

[   ]	(2)	Section 14.11 of the Plan.
[   ]	(3)	The addendum to this Adoption Agreement, numbered Section 6.01.

Default on a Loan. If a Participant or Beneficiary defaults on a loan made pursuant to a loan policy adopted by the Advisory Committee pursuant to
Section 9.04, the Plan: (Choose (k), (l) or (m))
[X ]	(k)	Treats the default as a distributable event. The Trustee, at the time of the default, will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default (plus accrued interest) or the Plan's security interest in that Nonforfeitable Accrued Benefit. To the extent the loan is attributable to the Participant's Deferral Contributions Account, Qualified Matching Contributions Account or Qualified Nonelective Contributions Account, the Trustee will not reduce the Participant's Nonforfeitable Accrued Benefit unless the Participant has separated from
Service or unless the Participant has attained age 59 1/2
[   ]	(l)	Does not treat the default as a distributable event. When an otherwise distributable event first occurs pursuant to Section 6.01 or
Section 6.03 of the Plan, the Trustee will reduce the Participant's Nonforfeitable Accrued Benefit by the lesser of the amount in default
(plus accrued interest) or the Plan's security interest in that
Nonforfeitable Accrued Benefit.
[   ]	(m)	(Specify)
                                                                       .

6.02 METHOD OF PAYMENT OF ACCRUED BENEFIT. The Advisory Committee will apply
Section 6.02 of the Plan with the following modifications: (Choose (a) or at least one of (b), (c), (d) and (e))
[X ]	(a)	No modifications.
[   ]	(b)	Except as required under Section 6.01 of the Plan, a lump sum distribution is not available:

                              .
[ X]	(c)	An installment distribution: (Choose (1) or at least one of (2) or
(3))
[X ]	(1)	Is not available under the Plan.
[   ]	(2)	May not exceed the lesser of                                   years
or the maximum period permitted under Section 6.02.
[   ]	(3)	(Specify)
                                                              .

[ X]	(d)	The Plan permits the following annuity options:  none

                          .
Any Participant who elects a life annuity option is subject to the requirements of Sections 6.04(A), (B), (C) and (D) of the Plan. See Section
6.04(E). [Note: The Employer may specify additional annuity options in an addendum to this Adoption Agreement, numbered 6.02(d).]
[   ]	(e)	If the Plan invests in qualifying Employer securities, as described in Section 10.03(F), a Participant eligible to elect distribution under
Section 6.03 may elect to receive that distribution in Employer securities only in accordance with the provisions of the addendum to this Adoption
Agreement, numbered 6.02(e).

6.03 BENEFIT PAYMENT ELECTIONS.
Participant Elections After Separation from Service. A Participant who is eligible to make distribution elections under Section 6.03 of the Plan may elect to commence distribution of his Nonforfeitable Accrued Benefit: (Choose at least one of (a) through (c))

[   ]	(a)	As of any distribution date, but not earlier than          of
the                                                          Plan Year
beginning after the Participant's Separation from Service.

[X ]	(b)	As of the following date(s): (Choose at least one of Options (1)
through (6))
[   ]	(1)	Any distribution date after the close of the Plan Year in which the
Participant attains Normal Retirement Age.

[X ]	(2)	Any distribution date following his Separation from Service with the Employer.
[   ]	(3)	Any distribution date in the      Plan Year(s) beginning after his
Separation from Service.

[   ]	(4)	Any  distribution  date  in  the  Plan  Year  after  the
Participant incurs ____________________ Break(s) in Service (as defined in
Article V).

[   ]	(5)	Any distribution date following attainment of age
and completion of at least                             Years of Service
(as defined in Article V).
[   ]	(6)	(Specify)
                                                                      .

[   ]	(c)	(Specify)
                                                                         .

The distribution events described in the election(s) made under Options (a),
(b) or (c) apply equally to all Accounts maintained for the Participant unless otherwise specified in Option (c).
Participant Elections Prior to Separation from Service - Regular Matching Contributions Account and Employer Contributions Account. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Regular Matching Contributions Account and Employer Contributions Account prior to his Separation from Service: (Choose (d) or at least one of (e) through (h))
[X ]	(d)	No distribution options prior to Separation from Service.

[   ]	(e)	Attainment of Specified Age. Until he retires, the Participant has a continuing election to receive all or any portion of his
Nonforfeitable interest in these Accounts after he attains: (Choose (1) or (2))
[   ]	(1)	Normal Retirement Age.
[   ]	(2)	         years of age and is at least __________% vested in these
Accounts. [Note: If the percentage is less than 100%, see the special vesting formula in Section 5.03.]
[   ]	(f)	After a Participant has participated in the Plan for a period of not less than ______ years and he is 100% vested in these Accounts, until he retires, the Participant has a continuing election to receive all or any portion of the Accounts. [Note: The number in the blank space may not be less than 5.]
[   ]	(g)	Hardship. A Participant may elect a hardship distribution prior to his Separation from Service in accordance with the hardship distribution policy: (Choose (1), (2) or (3); (4) is available only as an additional option)
[   ]	(1)	Under Section 6.01(A)(4) of the Plan.

[   ]	(2)	Under Section 14.11 of the Plan.

[   ]	(3)	Provided in the addendum to this Adoption Agreement, numbered
Section 6.03.
[   ]	(4)	In no event may a Participant receive a hardship distribution before he is at least _________% vested in these Accounts. [Note: If the percentage in the blank is less than 100%, see the special vesting formula in Section 5.03.]
[   ]	(h)	(Specify)                                                   .
[Note: The Employer may use an addendum, numbered 6.03, to provide additional language authorized by Options (b)(6), (c), (g)(3) or (h) of this Adoption Agreement Section 6.03.]

Participant Elections Prior to Separation from Service - Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account. Subject to the restrictions of Article VI, the following distribution options apply to a Participant's Deferral Contributions Account, Qualified Matching Contributions Account and
 Qualified Nonelective Contributions Account prior to his Separation from
Service: (Choose (i) or at least one of (j) through (l))
[   ]	(i)	No distribution options prior to Separation from Service.

[   ]	(j)	Until he retires, the Participant has a continuing election to receive all or any portion of these Accounts after he attains: (Choose (1)
or (2))
[   ]	(1)	The later of Normal Retirement Age or age 59 1/2

[   ]	(2)	Age                                (at least 59 1/2).

[X ]	(k)	Hardship. A Participant, prior to this Separation from Service, may elect a hardship distribution from his Deferral Contributions Account in accordance with the hardship distribution policy under Section 14.11 of the
Plan.

[X ]	(l)	(Specify) Amount of hardship distribution is limited to lesser of
(1) Participant's Deferral Contribution Account balance or (2) the cumulative amount the Participant has deferred (less the amount of any prior hardship distribution). [Note: Option (l) may not permit in service distributions prior to age 59 1/2 (other than hardship) and may not modify the hardship policy described in Section 14.11.]

Sale of trade or business/subsidiary. If the Employer sells substantially all of the assets (within the meaning of Code 409(d)(2)) used in a trade or business or sells a subsidiary (within the meaning of Code 409(d)(3)), a Participant who continues employment with the acquiring corporation is eligible for distribution from his Deferral Contributions Account, Qualified Matching Contributions Account and Qualified Nonelective Contributions Account: (Choose (m) or (n))

[X ]	(m)	Only as described in this Adoption Agreement Section 6.03 for distributions prior to Separation from Service.

[   ]	(n)	As if he has a Separation from Service. After March 31, 1988, a distribution authorized solely by reason of this Option (n) must constitute a lump sum distribution, determined in a manner consistent with Code 401(k)(10) and the applicable Treasury regulations.

6.04	ANNUITY DISTRIBUTIONS TO PARTICIPANTS AND SURVIVING SPOUSES.
The annuity distribution requirements of Section 6.04: (Choose (a) or (b))
[X ]	(a)	Apply only to a Participant described in Section 6.04(E) of the
Plan (relating to the profit sharing exception to the joint and survivor requirements).
[   ]	(b) Apply to all Participants.


	ARTICLE IX
	ADVISORY COMMITTEE - DUTIES WITH RESPECT TO PARTICIPANTS' ACCOUNTS

9.10	VALUE OF PARTICIPANT'S ACCRUED BENEFIT. If a distribution (other than a distribution from a segregated Account and other than a corrective distribution described in Sections 14.07, 14.08, 14.09 or 14.10 of the Plan)
 occurs more than 90 days after the most recent valuation date, the distribution will include interest at: (Choose (a), (b) or (c))
[X ]	(a) 	   0     % per annum. [Note: The percentage may equal 0%.]
[   ]	(b)	The 90 day Treasury bill rate in effect at the beginning of the current valuation period.
[   ]	(c)	(Specify)                                  .

9.11	ALLOCATION AND DISTRIBUTION OF NET INCOME GAIN OR LOSS. Pursuant to
Section 14.12, to determine the allocation of net income, gain or loss:
(Complete only those items, if any, which are applicable to the Employer's
Plan)
[X ]	(a)	For salary reduction contributions, the Advisory Committee will:
(Choose (1), (2), (3), (4) or (5))
[X ]	(1)	Apply Section 9.11 without modification.
[   ]	(2)	Use the segregated account approach described in Section 14.12.
[   ]	(3)	Use  the  weighted  average  method  described  in  Section  14.12, based  on a weighting period.
[   ]	(4)	Treat as part of the relevant Account at the beginning of the valuation period __________% of the salary reduction contributions:
(Choose (i) or (ii))
[   ]	(i)		made during that valuation period.
[   ]	(ii) 	made by the following specified time:
                          .
[   ]	(5)	Apply the allocation method described in the addendum to this
Adoption Agreement numbered 9.11(a).

[X ]	(b)	For matching contributions, the Advisory Committee will: (Choose
(1), (2), (3) or (4))
[X ]	(1)	Apply Section 9.11 without modification.
[   ]	(2)	Use  the  weighted  average  method  described  in  Section  14.12, based  on a weighting period.
[   ]	(3)	Treat as part of the relevant Account at the beginning of the valuation period __________% of the matching contributions allocated during the valuation period.
[   ]	(4)	Apply the allocation method described in the addendum to this
Adoption Agreement numbered 9.11(b).

[   ]	(c)	For Participant nondeductible contributions, the Advisory Committee will: (Choose (1), (2), (3), (4) or (5))
[   ]	(1)	Apply Section 9.11 without modification.

[   ]	(2)	Use the segregated account approach described in Section 14.12.

[   ]	(3)	Use  the  weighted  average  method  described  in  Section  14.12,
based  on  a         weighting period.

[   ]	(4)	Treat as part of the relevant Account at the beginning of the valuation period __________% of the Participant nondeductible contributions:
(Choose (i) or (ii))
[   ]	(i)		made during that valuation period.
[   ]	(ii) 	made by the following specified time:
                          .

[   ]	(5)	Apply the allocation method described in the addendum to this
Adoption Agreement numbered 9.11(c).

	ARTICLE X
	TRUSTEE AND CUSTODIAN, POWERS AND DUTIES
10.03 INVESTMENT POWERS. Pursuant to Section 10.03[F] of the Plan, the
aggregate investments in qualifying Employer securities and in qualifying Employer real property: (Choose (a) or (b))
[   ]	(a)	May not exceed 10% of Plan assets.
[X ]	(b)	May not exceed    100    % of Plan assets. [Note: The percentage
may not exceed 100%.]
10.14	VALUATION OF TRUST. In addition to each Accounting Date, the Trustee must value the Trust Fund on the following valuation date(s): (Choose (a) or
(b))
[   ]	(a)	No other mandatory valuation dates.

[X ]	(b)	(Specify)  The plan is valued daily
                                                          .


	EFFECTIVE DATE ADDENDUM
	(Restated Plans Only)

The Employer must complete this addendum only if the restated Effective Date specified in Adoption Agreement Section 1.18 is different than the restated effective date for at least one of the provisions listed in this addendum.
In lieu of the restated Effective Date in Adoption Agreement Section 1.18, the following special effective dates apply: (Choose whichever elections apply)
[   ]	(a)	Compensation definition. The Compensation definition of Section
1.12 (other than the $200,000 limitation) is effective for Plan Years
beginning after                            . [Note: May not be effective
later than the first day of the first Plan Year beginning after the Employer executes this Adoption Agreement to restate the Plan for the Tax Reform Act of 1986, if applicable.]

[   ]	(b)	Eligibility conditions. The eligibility conditions specified in
Adoption Agreement Section 2.01 are effective for Plan Years beginning
after                                                              .

[   ]	(c)	Suspension of Years of Service. The suspension of Years of Service rule elected under Adoption Agreement Section 2.03 is effective for Plan
Years beginning after                                        .
[   ]	(d)	Contribution/allocation formula. The contribution formula elected under Adoption Agreement Section 3.01 and the method of allocation elected under Adoption Agreement Section 3.04 is effective for Plan Years beginning
after                                                   .
[   ]	(e)	Accrual requirements. The accrual requirements of Section 3.06 are
effective for Plan Years beginning after                             .

[   ]	(f)	Employment condition. The employment condition of Section 3.06
is effective for Plan Years beginning after                        .

[   ]	(g)	Elimination of Net Profits. The requirement for the Employer not to have net profits to contribute to this Plan is effective for Plan Years
beginning after                                      . [Note: The date
specified may not be earlier than December 31, 1985.]

[   ]	(h)	Vesting Schedule. The vesting schedule elected under Adoption
Agreement Section 5.03 is effective for
Plan Years beginning after                                .

[   ]	(i)	Allocation of Earnings. The special allocation provisions elected under Adoption Agreement Section 9.11 are effective for Plan Years beginning
after                                  .
[   ]	(j)	(Specify)
                                                                        .

For Plan Years prior to the special Effective Date, the terms of the Plan prior to its restatement under this Adoption Agreement will control for purposes of the designated provisions. A special Effective Date may not result in the delay of a Plan provision beyond the permissible Effective Date under any applicable law requirements.
	Execution Page

The Trustee (and Custodian, if applicable), by executing this Adoption Agreement, accepts its position and agrees to all of the obligations, responsibilities and duties imposed upon the Trustee (or Custodian) under the Prototype Plan and Trust. The Employer hereby agrees to the provisions of this Plan and Trust, and in witness of its agreement, the Employer by its duly authorized officers, has executed this Adoption Agreement, and the Trustee (and Custodian, if applicable) signified its acceptance, as of the 30th day of September, 1997 .

Name and EIN of Employer:   Steel Technologies Inc.   EIN:  61-0712014



Signed:



Name(s) of Trustee:   The Charles Schwab Trust Company

Signed:



Name of Custodian:

Signed:


[Note: A Trustee is mandatory, but a Custodian is optional. See Section 10.03 of the Plan.]


Plan Number. The 3-digit plan number the Employer assigns to this Plan for
ERISA reporting purposes (Form 5500 Series) is:   002              .


Use of Adoption Agreement. Failure to complete properly the elections in this Adoption Agreement may result in disqualification of the Employer's Plan. The 3-digit number assigned to this Adoption Agreement (see page 1) is solely for the Regional Prototype Plan Sponsor's recordkeeping purposes and does not necessarily correspond to the plan number the Employer designated in the prior paragraph.


Reliance on Notification Letter. The Employer may not rely on the Regional Prototype Plan Sponsor's notification letter covering this Adoption Agreement. For reliance on the Plan's qualification, the Employer must obtain a determination letter from the applicable IRS Key District office.
	PARTICIPATION AGREEMENT
	For Participation by Additional Employers

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer
were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by Steel Technologies Inc.
                                                  , the Signatory Employer to
the Execution Page of the Adoption Agreement.
1.	The Effective Date of the undersigned Employer's participation in the
designated Plan is:  January 1, 1997       .

2.	The undersigned Employer's adoption of this Plan constitutes:
[   ]	(a)	The adoption of a new plan by the Participating Employer.
[X ]	(b)	The adoption of an amendment and restatement of a plan currently
maintained by the Employer, identified as   The Mi-Tech Steel Inc. 401(k)
Savings Plan , and having an original effective date of Dated as of the 30th day of September, 1997 .

Name of Participating Employer:  Mi-Tech Steel Inc.

Signed:

Participating Employer's EIN:     62-1317462

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:   Steel Technologies Inc.

Accepted:__________________
[Date]				Signed:

Name(s) of Trustee: The Charles Schwab Trust Company

Accepted:___________________
[Date]
Signed:               [Note: Each Participating Employer must execute a
separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Prototype Plan information.]


AGREE/stetd4
	PARTICIPATION AGREEMENT
	For Participation by Related Group Members (Plan Section 1.30)

The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan identified in Section 1.03 of the accompanying Adoption Agreement, as if the Participating Employer were a signatory to that Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Prototype Plan as made by Steel Technologies Inc.
                                                  , the Signatory Employer to
 the Execution Page of the Adoption Agreement.

1.	The Effective Date of the undersigned Employer's participation in the
designated Plan is:                    August 1, 1997           .

2.	The undersigned Employer's adoption of this Plan constitutes:
[X ]	(a)	The adoption of a new plan by the Participating Employer.
[   ]	(b)	The adoption of an amendment and restatement of a plan currently
maintained by the Employer, identified as       , and having
an original effective date of                                                .

Dated as of the  30th day of September, 1997.

Name of Participating Employer:  Steel Technologies North Carolina, Inc.



Signed:

Participating Employer's EIN:

Acceptance by the Signatory Employer to the Execution Page of the Adoption Agreement and by the Trustee.

Name of Signatory Employer:  Steel Technologies Inc.

Accepted:__________________
[Date]				Signed:

Name(s) of Trustee:  The Charles Schwab Trust Company

Accepted:___________________
[Date]					Signed:

[Note: Each Participating Employer must execute a separate Participation Agreement. See the Execution Page of the Adoption Agreement for important Prototype Plan information.]






Part II. [Options (h) through (j)] Matching contribution formula. [Note: If the Employer elected Option (b), complete Options (h), (i) and (j).] Mi-Tech Steel Inc.

[X ]	(h)	Amount of matching contributions. For each Plan Year, the Employer's matching contribution is: (Choose any combination of (1), (2), (3), (4) and
(5))
[   ]	(1) 	An amount equal to            % of each Participant's eligible
contributions for the Plan Year.
[X ]	(2) 	An amount equal to   100  % of each Participant's first tier of
eligible contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan Year:  50%
                                                                 .
[   ]	(3)	Discretionary formula.
[   ]	(i)	An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of the Participant's eligible contributions for the Plan Year.
[   ]	(ii)	An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of each tier of the
Participant's eligible contributions for the Plan Year.
[   ]	(4)	An amount equal to the following percentage of each Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:
Number of Years of Service						Matching Percentage






The Advisory Committee will apply this formula by determining Years of
Service as follows:
[   ]	(5)	A Participant's matching contributions may not: (Choose (i) or (ii))
[   ]	(i)	Exceed
                                                                           .
[   ]	(ii)	Be less than
                                                                            .
Related Employers. If two or more related employers (as defined in Section
1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately completed copy of this Part II. Note: Separate matching contribution formulas create separate current benefit structures that must satisfy the minimum participation test of Code 401(a)(26).]
[   ]	(i)	Definition of eligible contributions. Subject to the requirements of Option (j), the term "eligible contributions" means: (Choose any combination of (1) through (3))
[   ]	(1)	Salary reduction contributions.
[   ]	(2)	Cash or deferred contributions (including any part of the
Participant's proportionate share of the cash or deferred contribution which the Employer defers without the Participant's election).
[   ]	(3)	Participant mandatory contributions, as designated in Adoption
Agreement Section 4.01. See Section 14.04 of the Plan.
[X ]	(j)	Amount of eligible contributions taken into account. When determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply: (Choose any combination of (1) through (4))
[   ]	(1)	The Advisory Committee will take into account all eligible
contributions credited for the Plan Year.
[   ]	(2)	The Advisory Committee will disregard eligible contributions exceeding
                                                                .

[X ]	(3)	The Advisory Committee will treat as the first tier of eligible contributions, an amount not exceeding:  1% of compensation

The subsequent tiers of eligible contributions are: the next 4% of compensation


[   ]	(4)	(Specify)
                                                .


agree/stetd4
Part II. [Options (h) through (j)] Matching contribution formula. [Note:
If the Employer elected Option (b), complete Options (h), (i) and (j).]
Steel Technologies North Carolina, Inc.
[X ]	(h)	Amount of matching contributions. For each Plan Year, the Employer's matching contribution is: (Choose any combination of (1), (2), (3), (4) and
(5))
[X ]	(1) 	An amount equal to  25   % of each Participant's eligible
contributions for the Plan Year.
[   ]	(2) 	An amount equal to          % of each Participant's first tier
of eligible contributions for the Plan Year, plus the following matching percentage(s) for the following subsequent tiers of eligible contributions for the Plan Year:
                                                                .
[   ]	(3)	Discretionary formula.
[   ]	(i)	An amount (or additional amount) equal to a matching percentage the
Employer from time to time may deem advisable of the Participant's eligible contributions for the Plan Year.
[   ]	(ii)	An amount (or additional amount) equal to a matching percentage the Employer from time to time may deem advisable of each tier of the
Participant's eligible contributions for the Plan Year.
[   ]	(4)	An amount equal to the following percentage of each Participant's eligible contributions for the Plan Year, based on the Participant's Years of Service:
Number of Years of Service						Matching Percentage






The Advisory Committee will apply this formula by determining Years of Service as follows:
                                                        .

[   ]	(5)	A Participant's matching contributions may not: (Choose (i) or (ii))
[   ]	(i)	Exceed
                                                                           .
[   ]	(ii)	Be less than
                                                                            .
Related Employers. If two or more related employers (as defined in Section
1.30) contribute to this Plan, the related employers may elect different matching contribution formulas by attaching to the Adoption Agreement a separately
completed copy of this Part II. Note: Separate matching contribution formulas create separate current benefit structures that must satisfy the minimum participation test of Code 401(a)(26).]
[   ]	(i)	Definition of eligible contributions. Subject to the requirements of Option (j), the term "eligible contributions" means: (Choose any combination of (1) through (3))
[   ]	(1)	Salary reduction contributions.
[   ]	(2)	Cash or deferred contributions (including any part of the
Participant's proportionate share of the cash or deferred contribution which the Employer defers without the Participant's election).
[   ]	(3)	Participant mandatory contributions, as designated in Adoption
Agreement Section 4.01. See Section 14.04 of the Plan.
[X ]	(j)	Amount of eligible contributions taken into account. When
determining a Participant's eligible contributions taken into account under the matching contributions formula(s), the following rules apply:
(Choose any combination of (1) through (4))
[   ]	(1)	The Advisory Committee will take into account all eligible
contributions credited for the Plan Year.
[X ]	(2)	The Advisory Committee will disregard eligible contributions
exceeding   4% of compensation                              .

[   ]	(3)	The Advisory Committee will treat as the first tier of eligible contributions, an amount not
exceeding:
The subsequent tiers of eligible contributions are:

[   ]	(4)	(Specify)
                                                .


agree/stetd4

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